Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

20. Subsequent Events

In March 2024, the Company’s board of directors has approved a special cash dividend of US$0.82 per ordinary share and ADS to holders of its ordinary shares and ADSs as of the close of business on April 12, 2024. The aggregate amount of the dividend will be approximately US$200 million and expected to be paid in May 2024.